Financial - risk management objectives and policies (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of financial risk management objectives and policies [Line Items]
Increase in exchange rate basis points	10.00%	10.00%	10.00%
Decrease in exchange rate basis points	(10.00%)	(10.00%)	(10.00%)
Exchange rate increased effect on income	$ 1,695	$ 2,474	$ (924)
Exchange rate decreased effect on income	$ (1,681)	$ (2,459)	$ 926